United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2020
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders
On May 28, 2020, Jones Lang LaSalle Incorporated (the "Company") held its Annual Meeting of Shareholders (the "Meeting").
Of the 51,627,852 total shares of common stock of the Company that were issued and outstanding on April 3, 2020, the record date for the Meeting, 46,822,897 shares, constituting 90.69% of the total outstanding shares, were represented in person or by proxy at the Meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below based on the information we received on the day of the meeting from our vote tabulator, Broadridge Investor Communications.

1.	The twelve nominees for Directors were elected to serve one-year terms to expire at the annual meeting of shareholders in 2021, as follows:

Nominee	For	Against	Abstain
Hugo Bagué	39,641,255	638,247	3,528,793
Matthew Carter, Jr.	43,663,172	128,416	16,707
Samuel A. Di Piaza, Jr.	43,310,603	481,201	16,491
Ming Lu	42,832,447	955,715	20,133
Bridget Macaskill	43,660,824	131,250	16,221
Deborah H. McAneny	41,848,220	1,943,855	16,220
Siddharth N. Mehta	43,533,015	258,689	16,591
Martin H. Nesbitt	43,497,737	293,980	16,578
Jeetendra I. Patel	43,658,566	127,410	22,319
Sheila A. Penrose	39,010,625	4,781,450	16,220
Ann Marie Petach	43,484,925	306,961	16,409
Christian Ulbrich	43,643,445	148,415	16,435

In the case of each nominee for Director, there were also 3,021,594 broker non-votes.

2.	The non-binding advisory proposal regarding executive compensation ("say on pay") was approved by the following shareholder vote:

For	Against	Abstain
38,397,361	5,265,351	145,583
There were 3,021,594 broker non-votes on this proposal.

3.	The appointment of KPMG, LLP to serve as our independent registered accounting firm for the year 2020 was ratified by the following shareholder vote:

For	Against	Abstain
45,604,931	1,202,982	21,976

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2020
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer